SALOMON BROTHERS WORLDWIDE INCOME FUND INC

December 26, 1997

Dear Shareholders:

We are pleased to provide this annual report for the Salomon Brothers Worldwide Income Fund Inc (the "Fund"), including market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

Since the semi-annual report as of April 30, 1997, the net asset value of the Fund decreased to $15.65 per share from $16.18 per share. Dividends of $0.7125 per share were declared during this period. Assuming that these dividends were reinvested in additional shares of the Fund, the net asset value return for the six months ended October 31, 1997 was 0.69%. During the same period, the Salomon Brothers Brady Bond Index returned 3.09%.

For the full fiscal year ended October 31, 1997, the net asset value return for the Fund was 12.13%, assuming reinvestment of dividends in additional shares of the Fund, compared with a 14.95% return for the Salomon Brothers Brady Bond Index during the same period.

Investments in securities of emerging market issuers, including both obligations of sovereign governments and corporate issuers, totaled approximately 94% of total long-term investments as of October 31, 1997. The remainder of the Fund's long-term portfolio assets was invested in U.S. high-yield corporate bonds.

EMERGING MARKETS

The emerging debt markets enjoyed a strong performance during most of the 12 months ended October 31, 1997, but fell prey to the dramatic global market sell-off that was sparked by the turmoil in Asia. The instability of financial markets around the world -- notably the U.S. and Hong Kong -- contributed to the significant pickup in volatility among emerging markets. Indeed, yield spreads widened to as much as 825 basis points over Treasuries at the market's low point in October. These volatile conditions thus led to a liquidity squeeze, as broker/dealers grew more concerned. We continue to believe, however, that country fundamentals remain strong and the market is attractive for long-term investors.

Throughout most of the 12-month period, emerging debt markets benefited from favorable market conditions, attractive yields and positive economic and political settings in many key countries. Moreover, the combination of solid economic growth with no signs of inflation in the U.S. and the Federal Reserve's decision to hold interest rates steady since March also buoyed the market.

Latin America Prospects for economic growth in Latin America remain favorable. In Mexico, the recent election results signal a decisive step toward greater democracy and policymakers have reaffirmed their commitment to exchange rate and interest rate flexibility. Indeed, second quarter GDP growth of 8.8% was the highest quarterly growth rate in 15 years.

In Brazil, monetary authorities raised interest rates in an effort to stem short-term fears of a currency devaluation. The Asian devaluations were perceived to make it more difficult for countries like Brazil to remain competitive, and thus, the Government was forced to act promptly to keep investors in local currency instruments and to encourage domestic firms to continue raising funds in the international capital markets. Earlier in the year, Brazil launched a US$3 billion, 30-year global bond.

Argentina aggressively tapped the markets this year, taking advantage of favorable global conditions and the upgrading in April by Standard & Poor's ("S&P") of 12 Argentine corporate ratings to BBB-. In October, the ruling Peronist party was defeated for the first time since 1987, but the victorious opposition indicated its support for the one-to-one fixed exchange rate between the peso and the U.S. dollar.

Venezuela recently issued US$4 billion of new 30-year global bonds, marking its first foray into the international capital markets in five years. Its privatization efforts and restructurings have continued, and the Government is planning a longer-term debt management strategy that would reduce the amount budgeted for debt service from 40% of the budget to 25% by the year 2000. S&P upgraded Venezuela's long-term foreign currency debt to B+ from B, reflecting the country's commitment to reform, higher world oil prices, fiscal restraint and increased oil production.

Although political instability earlier this year caused a great deal of volatility in Ecuador, current interim Government officials appear committed to correcting the fiscal imbalances. Moody's assigned Ecuador's long-term foreign currency debt a B1 rating, reflecting its competitive export sector and basically sound economic policies. However, in our view, the recent announcement that gasoline prices will not be increased significantly reduces the potential for an International Monetary Fund ("IMF") deal.

Eastern Europe Following a period of declining economic activity and a weak currency, Bulgaria embarked on an impressive turnaround. In exchange for IMF support, Bulgaria agreed to launch a currency board and to implement tight fiscal and monetary policies. With the victory of the pro-reform UDF party earlier this year, there is both the incentive and the political majority to deliver swift economic reform. The momentum of stabilization and reform efforts continues to be strong in our view, but in October, Bulgaria lost ground as investors locked in sizable profits.

In Russia, the debt restructuring process has been completed, with more than 90% of an estimated US$24.3 billion in eligible debt having been reconciled. The IMF recently lauded the Government's success in controlling inflation, but warned that budget reforms must yield tangible results.

HIGH-YIELD MARKET

The U.S. high-yield market posted a strong performance in the year ended October 31, 1997, buoyed by both fundamental and technical factors. The combination of solid economic growth and low inflation created a very positive environment for high-yield assets. Money flows into high-yield mutual funds continued at a healthy pace, creating strong demand for new issues. The high-yield market grew more volatile in October as a result of the turmoil in global markets. Nevertheless, the decline was limited because the market was flush with cash, mutual fund redemptions were not significant and the volatility did not reflect a deterioration in fundamental credit quality.

                                     ***

In response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers Worldwide Income Fund stock account or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                                    Sincerely,

                                                    /s/ MICHAEL S. HYLAND

                                                    MICHAEL S. HYLAND
                                                    Chairman and President

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

------------------------
STATEMENT OF INVESTMENTS

October 31, 1997

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)           SOVEREIGN BONDS -- 85.5%                                                     (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
                          ARGENTINA -- 17.4%
 US$       4,152 +        Republic of Argentina, FRB, Series L, 6.6875%, 3/31/05*..............      $  3,466,920
           5,500          Republic of Argentina, Global Bond, 9.75%, 9/19/27...................         4,730,000
          15,000          Republic of Argentina, Global Bond, 11.00%, 10/9/06..................        14,700,000
          17,350 +        Republic of Argentina, Par Bond, Series L, 5.50%, 3/31/23*...........        11,624,500
                                                                                                     ------------
                                                                                                       34,521,420
                                                                                                     ------------
                          BRAZIL -- 19.4%
           6,738 +        Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**.................         4,506,038
           8,250 +        Federal Republic of Brazil, DCB, Series L, 6.75%, 4/15/12*...........         5,548,125
          21,195          Federal Republic of Brazil, IDU, Series A, 6.8125%, 1/1/01*..........        19,181,475
           6,000 +        Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13...         4,380,000
           6,500 +        Federal Republic of Brazil, NMB, Series L, 6.75%, 4/15/09*...........         4,757,187
                                                                                                     ------------
                                                                                                       38,372,825
                                                                                                     ------------
                          BULGARIA -- 2.9%
          10,500 +        Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*...............         5,722,500
                                                                                                     ------------
                          COSTA RICA -- 4.0%
          10,000 +        Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15.................         7,900,000
                                                                                                     ------------
                          ECUADOR -- 4.1%
          14,303 +        Republic of Ecuador, PDI Bond, 6.6875%, 2/27/15*(,)**................         8,215,523
                                                                                                     ------------
                          MEXICO -- 8.9%
             630 +        United Mexican States, Global Bond, 11.50%, 5/15/26..................           658,350
                          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19 (including
           6,300 +          6,300,000 rights)..................................................         4,914,000
                          United Mexican States, Par Bond, Series B, 6.25%, 12/31/19 (including
          15,500 +          15,500,000 rights).................................................        12,090,000
                                                                                                     ------------
                                                                                                       17,662,350
                                                                                                     ------------
                          PANAMA -- 3.5%
           2,000 +        Republic of Panama, IRB, 3.75%, 7/17/14*.............................         1,420,000
           7,403 +        Republic of Panama, PDI Bond, 6.6875%, 7/17/16*(,)**.................         5,477,953
                                                                                                     ------------
                                                                                                        6,897,953
                                                                                                     ------------
                          PERU -- 6.1%
           9,000 +        Republic of Peru, FLIRB, 3.25%, 3/7/17*(,#)..........................         4,545,000
          13,000 +        Republic of Peru, PDI Bond, 4.00%, 3/7/17*...........................         7,605,000
                                                                                                     ------------
                                                                                                       12,150,000
                                                                                                     ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

------------------------
STATEMENT OF INVESTMENTS

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)           SOVEREIGN BONDS (CONCLUDED)                                                  (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
                          POLAND -- 5.0%
 US$      12,201          Republic of Poland, PDI Bond, 4.00%, 10/27/14*(,w)...................      $  9,943,815
                                                                                                     ------------
                          RUSSIA -- 0.1%
             250          Russia, Principal Loan 6.71875, 12/15/20*(A).........................           148,750
                                                                                                     ------------
                          URUGUAY -- 1.2%
           2,500 +        Uruguay, DCB, Series B, 6.8125%, 2/18/07*............................         2,300,000
                                                                                                     ------------
                          VENEZUELA -- 12.9%
          16,000          Republic of Venezuela, DCB, Series DL, 6.75%, 12/18/07*..............        14,160,000
          13,119 +        Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*..............        11,282,381
                                                                                                     ------------
                                                                                                       25,442,381
                                                                                                     ------------

                          TOTAL SOVEREIGN BONDS (cost $162,475,696)............................       169,277,517
                                                                                                     ------------
                          LOAN PARTICIPATIONS++ -- 27.0%
-----------------------------------------------------------------------------------------------------------------
                          The People's Democratic Republic of Algeria,
          10,250            Tranche A, 7.00%, 9/4/06* (Chase Manhattan)........................         8,200,000
           5,000            Tranche 3, 6.65625%, 3/4/10* (Chase Manhattan).....................         3,700,000
                          Government of Jamaica,
             333            Tranche A, 6.5625%, 10/15/00* (Chase Manhattan)....................           283,297
                          Kingdom of Morocco,
 Yen     416,047            Tranche A, 2.6175%, 1/1/09* (Goldman Sachs)........................         2,703,963
 US$       6,650            Tranche A, 6.8125%, 1/1/09* (Chase Manhattan, J.P. Morgan).........         5,353,250
                            Tranche B, 6.8125%, 1/1/04* (Morgan Stanley Emerging Markets Inc.,
          11,471              Bankers Trust)...................................................         9,520,588
                          Russia,
                            Bank for Foreign Economic Affairs, Vnesheconombank (B) (Chase
          28,000              Manhattan, ING)..................................................        23,800,000
                                                                                                     ------------

                          TOTAL LOAN PARTICIPATIONS (cost $53,758,215).........................        53,561,098
                                                                                                     ------------
                          CORPORATE BONDS -- 11.6%
-----------------------------------------------------------------------------------------------------------------
                          Brazil,
                            Companhia Energetica De Sao Paulo, 9.125% until 6/26/02 (9.625%
           2,000              thereafter), 6/26/07(#)..........................................         1,800,000
                          Indonesia,
                            Tjiwi Kimia International Finance Company B.V., 10.00%,
           3,000            8/1/04(#)..........................................................         2,730,000
                          Mexico,
           2,000 +          Grupo Industrial Durango, 12.00%, 7/15/01..........................         2,125,000
           1,000            Hylsa S.A. de C.V., 9.25%, 9/15/07.................................         1,011,250

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1997

        PRINCIPAL
         AMOUNT                                                                                         VALUE
          (000)           CORPORATE BONDS (CONCLUDED)                                                  (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
                          United States,
 US$       1,500            Adelphia Communications, 10.50%, 7/15/04(#)........................      $  1,567,500
                            Jordan Industries, Inc., Zero Coupon until 4/1/02 (11.75%
           4,825              thereafter), 4/1/09(#)...........................................         2,774,466
           1,000            Nortek Inc., 9.125%, 9/1/07(#).....................................         1,000,000
           1,500            North Atlantic Trading, 11.00%, 6/15/04(#).........................         1,552,500
           1,000            Polymer Group, 9.00%, 7/1/07(#)....................................           995,000
           3,000            Revlon Worldwide, Zero Coupon, 3/15/01.............................         2,040,000
                            Telewest PLC, Zero Coupon until 10/1/00 (11.00% thereafter),
           2,750 +            10/1/07..........................................................         2,048,750
                            TFM Sa De Cv, Zero Coupon until 6/15/02 (11.75% thereafter),
           3,000              6/15/09(#).......................................................         1,875,000
           1,562 +          Venture Holdings Trust, 9.75%, 4/1/04..............................         1,530,760
                                                                                                     ------------

                          TOTAL CORPORATE BONDS (cost $23,430,784).............................        23,050,226
                                                                                                     ------------
                          REPURCHASE AGREEMENTS -- 24.3%
-----------------------------------------------------------------------------------------------------------------
                          J.P. Morgan, 5.63%, cost $12,000,000, dated 10/31/97, $12,005,630 due
                            11/3/97, (collateralized by $38,400,000, U.S. Treasury Strips due
          12,000            2/15/16, valued at $12,240,000)....................................        12,000,000
                          Merrill Lynch, 5.63%, cost $12,205,000, dated 10/31/97, $12,210,726 due 11/3/97, (collateralized by $12,205,000, 5.625%, U.S. Treasury
          12,205            Notes due 11/30/00, valued at $12,449,100).........................        12,205,000
                          State Street Bank & Trust Co., 5.55%, cost $12,000,000, dated
                            10/31/97, $12,005,550 due 11/3/97, (collateralized by $12,150,000,
          12,000            6.125%, U.S. Treasury Notes due 3/31/98, valued at $12,241,125)....        12,000,000
                          Union Bank of Switzerland, 5.63%, cost $12,000,000, dated 10/31/97,
                            $12,005,630 due 11/3/97, (collateralized by $10,880,000, 7.125%,
          12,000            U.S. Treasury Bonds due 2/15/23, valued at $12,240,000)............        12,000,000
                                                                                                     ------------

                          TOTAL REPURCHASE AGREEMENTS (cost $48,205,000).......................        48,205,000
                                                                                                     ------------

                          TOTAL INVESTMENTS -- 148.4% (cost $287,869,695)......................       294,093,841
                                                                                                     ------------

                          LIABILITIES IN EXCESS OF OTHER ASSETS -- (48.4%).....................       (95,954,141)
                                                                                                     ------------
                          NET ASSETS -- 100.0%
                          (equivalent to $15.65 per share on 12,657,133 common shares
                          outstanding).........................................................      $198,139,700
                                                                                                     ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

------------------------
STATEMENT OF INVESTMENTS (concluded)

October 31, 1997

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1997:

                  CONTRACTS         IN EXCHANGE     CONTRACTS AT     DELIVERY      UNREALIZED
                  TO DELIVER            FOR             VALUE          DATE       DEPRECIATION
               ----------------    -------------    -------------    ---------    -------------
Sale........   Yen 360,000,000     US$2,985,768     US$2,994,309     11/14/97        $8,541

 * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

 + All or a portion of this security is segregated as collateral pursuant to a loan agreement.

++ Loan Participation Notes were acquired through the financial institutions indicated parenthetically.

 # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 w Security valued at $9,943,815 as of October 31, 1997 was segregated to be available for the purchase of delayed delivery and "when and if issued" securities with a total cost of $5,544,813.

(A) "When and if issued" security issued pursuant to Russia's 1996 Financing Plan debt restructuring. See (C).

(B) Non-income producing. Security is currently in default. See (C).

(C) Pursuant to Russia's 1996 Financing Plan, defaulted Vnesheconombank Loans have been scheduled for restructuring. The restructuring was completed and finalized on December 5, 1997 and the related bonds issued.

    DCB     --  Debt Conversion Bond.
    FLIRB   --  Front Loaded Interest Reduction Bond.
    FRB     --  Floating Rate Bond.
    IDU     --  Interest Due and Unpaid.
    IRB     --  Interest Reduction Bond.
    NMB     --  New Money Bond.
    PDI     --  Past Due Interest.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997

ASSETS
Investments, at value (cost -- $287,869,695).................................................   $294,093,841
Cash.........................................................................................            717
Receivable for investments sold..............................................................     30,455,746
Interest receivable..........................................................................      3,771,558
Deferred organization expenses and other assets (Note 2).....................................         32,667
                                                                                                ------------
        Total assets.........................................................................    328,354,529
                                                                                                ------------
LIABILITIES
Payable for investments purchased............................................................     67,784,013
Loan payable (Note 5)........................................................................     60,000,000
Accrued interest expense on loan (Note 5)....................................................      1,929,688
Net unrealized depreciation on forward foreign currency contracts............................          8,541
Accrued expenses.............................................................................        285,607
Advisory fee payable.........................................................................        177,412
Administration fee payable...................................................................         29,568
                                                                                                ------------
        Total liabilities....................................................................    130,214,829
                                                                                                ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares; 12,657,133 shares
  outstanding)...............................................................................         12,657
Additional paid-in capital...................................................................    176,709,696
Undistributed net investment income..........................................................      1,591,813
Accumulated net realized gain on investments.................................................     12,003,819
Net unrealized appreciation on investments and foreign currency translation (Note 7).........      7,821,715
                                                                                                ------------
        Net assets...........................................................................   $198,139,700
                                                                                                ------------
NET ASSET VALUE PER SHARE ($198,139,700 / 12,657,133 shares).................................   $      15.65
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------
STATEMENT OF OPERATIONS

For the Year Ended October 31, 1997

NET INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $6,608,489)......................                 $27,030,676
    EXPENSES
        Investment advisory fees..................................................   $1,931,142
        Administration fees.......................................................      315,258
        Custodian's fees and expenses.............................................      159,802
        Legal fees and expenses...................................................       99,679
        Accounting fees...........................................................       91,165
        Audit fees and expenses...................................................       79,000
        Reports to shareholders...................................................       50,564
        Directors' fees...........................................................       48,000
        Transfer agent's fees and expenses........................................       39,917
        Registration fees.........................................................       24,262
        Amortization of deferred organization expenses (Note 2)...................       22,166
        Miscellaneous.............................................................       24,740
                                                                                     ----------
    Total operating expenses......................................................    2,885,695
        Loan interest expense (Note 5)............................................    3,973,867
                                                                                     ----------
    Total expenses................................................................                   6,859,562
                                                                                                   -----------
    Net investment income.........................................................                  20,171,114
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on:
        Investment transactions...................................................                  25,367,616
        Foreign currency transactions.............................................                     138,015
                                                                                                   -----------
                                                                                                    25,505,631
                                                                                                   -----------
    Net change in unrealized appreciation/depreciation on:
        Investments (Note 7)......................................................                 (21,745,964)
        Foreign currencies........................................................                      (8,852)
                                                                                                   -----------
                                                                                                   (21,754,816)
                                                                                                   -----------
    Net gain on investments and foreign currency transactions.....................                   3,750,815
                                                                                                   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS....................................                 $23,921,929
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 1997

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of short-term portfolio investments, net......................................   $ (29,785,000)
    Purchases of long-term portfolio investments............................................    (401,197,679)
    Proceeds from disposition of long-term portfolio investments and principal paydowns.....     439,058,465
                                                                                               -------------
                                                                                                   8,075,786
    Net investment income...................................................................      20,171,114
    Accretion of discount on investments....................................................      (6,608,489)
    Interest on payment-in-kind bonds.......................................................      (2,797,193)
    Amortization of organization expenses...................................................          22,166
    Net change in receivables/payables related to operations................................         (67,093)
                                                                                               -------------
        Net cash flows provided by operating activities.....................................      18,796,291
                                                                                               -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Cash dividends paid.....................................................................     (18,795,852)
                                                                                               -------------
Net increase in cash........................................................................             439
Cash at beginning of period.................................................................             278
                                                                                               -------------
Cash at end of period.......................................................................   $         717
                                                                                               -------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED          YEAR ENDED
                                                                           OCTOBER 31, 1997    OCTOBER 31, 1996
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...............................................     $ 20,171,114        $ 25,167,683
    Net realized gain on investments and foreign currency
      transactions......................................................       25,505,631           6,399,595
    Net change in unrealized appreciation/depreciation on investments
      and foreign currencies............................................      (21,754,816)         43,942,559
                                                                             ------------        ------------
    Net increase in net assets from operations..........................       23,921,929          75,509,837
DIVIDENDS
    Dividends from net investment income................................      (18,795,852)        (18,036,443)
                                                                             ------------        ------------
    Total increase......................................................        5,126,077          57,473,394
NET ASSETS
    Beginning of period.................................................      193,013,623         135,540,229
                                                                             ------------        ------------
    End of period (includes undistributed net investment income of
      $1,591,813 and $243,740, respectively)............................     $198,139,700        $193,013,623
                                                                             ------------        ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there were a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALAMON BROTHER WORLDWIDE INCOME FUND INC

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the year ended October 31, 1997, the Fund paid interest expense of $4,004,166.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all

SALAMON BROTHER WORLDWIDE INCOME FUND INC

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DEFERRED ORGANIZATION EXPENSES.   A total of $116,182 was incurred in connection
with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc (which subsequent to October 31, 1997 became part of Salomon Smith Barney Holdings Inc., a wholly-owned subsidiary of the Travelers Group. See Note 10). The Fund's Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Mutual Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator performs certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At October 31, 1997, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each

SALAMON BROTHER WORLDWIDE INCOME FUND INC

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1997 aggregated $461,108,879 and $449,961,572, respectively.

The federal income tax basis of the Fund's investments at October 31, 1997 was $287,325,697 and net unrealized appreciation for federal income tax purposes was $6,768,144 (gross unrealized appreciation -- $14,174,852; gross unrealized depreciation -- $7,406,708).

During the year ended October 31, 1997, permanent book/tax differences of $27,189 arising from foreign currency losses have been reclassified to undistributed net investment income from accumulated net realized gain on investments. Net investment income, net realized gains on investments and net assets were not affected by this reclassification.

During the year ended October 31, 1997, the Fund utilized capital loss carryforwards for federal income tax purposes of $12,954,095 to offset net realized capital gains.

NOTE 5. BANK LOAN

The Fund borrowed $60,000,000 pursuant to a secured term loan agreement (the "Loan") with Morgan Guaranty Trust Company of New York. The Loan agreement was renewed on May 6, 1997 at an interest rate of 6.50%, which is equal to six-month LIBOR plus 1.375% and the maturity date is November 6, 1997. Interest is payable upon maturity. In accordance with the terms of the Loan, the Fund must maintain a level of collateral to debt of between 175-225%. The collateral for the Loan was valued at $100,772,837 on October 31, 1997 and is being held in a segregated account by the Fund's custodian.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to

SALAMON BROTHER WORLDWIDE INCOME FUND INC

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

For the year ended October 31, 1997, the Fund sold approximately $12 million of "when and if " issued Russian Principal Loans and IAN bonds and recorded a net unrealized gain of $1,606,250. Settlement of the transactions and recognition of the realized gain occurred on December 5, 1997, upon the successful closing of Russia's 1996 Financing Plan.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 1997, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of October 31, 1997, the Fund has an outstanding contract to sell 360,000,000 Japanese Yen for US$ 2,985,768 for a scheduled settlement of November 14, 1997.

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. EVENTS SUBSEQUENT TO OCTOBER 31, 1997

Subsequent to October 31, 1997, the Board of Directors of the Fund declared a dividend of $.11875 per common share payable November 28, 1997 to shareholders of record on November 18, 1997.

Subsequent to October 31, 1997, the Board of Directors of the Fund declared a dividend of $1.350 per common share payable December 31, 1997 to shareholders of record on December 23, 1997. The distribution consists of a dividend from net investment income of $.354 per share and a distribution from realized net long-term capital gains of $.996 per share.

The Loan Agreement with Morgan Guaranty Trust Company was renewed on November 6, 1997 at an interest rate of 6.34375%, which is equal to six-month LIBOR plus 1.375%, and the maturity date is May 6, 1998.

On November 28, 1997, Salomon Inc, the ultimate parent company of the Adviser, merged with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc. (" Travelers"), to form a new company called Salomon Smith Barney Holdings Inc. (the "Transaction"). Upon consummation of the Transaction, Travelers became the ultimate parent company of the Adviser, which continues to serve as investment adviser to the Fund. Under certain interpretations, the Transaction might be deemed to create an "assignment," as defined in the Investment Company Act of 1940 of the investment advisory agreement between the Fund and the Adviser, which, if so interpreted, would have resulted in the termination of the agreement. Accordingly, the Board of Directors of the Fund approved a new investment advisory agreement, identical in all material respects to the existing agreement, which became effective on November 28, 1997. The new investment advisory agreement will be presented to stockholders for approval at a special meeting of stockholders scheduled to be held on January 15, 1998.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------
FINANCIAL HIGHLIGHTS

                                                                                                 DECEMBER 31,
                                                       YEAR ENDED                                   1993*
                                                        OCTOBER      YEAR ENDED    YEAR ENDED      THROUGH
                                                          31,         OCTOBER       OCTOBER      OCTOBER 31,
                                                          1997        31, 1996      31, 1995         1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  15.25      $  10.71      $  11.31       $  14.03++
                                                        --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................        1.59          1.99          1.71           1.02
Net realized and unrealized gain (loss) on
  investments.......................................         .30          3.98          (.89)         (2.60)
                                                        --------      --------      --------       --------
    Total from investment operations................        1.89          5.97           .82          (1.58)
                                                        --------      --------      --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income................       (1.49)        (1.43)        (1.37)         (1.01)
Distributions in excess of net investment income....          --            --          (.05)          (.06)
                                                        --------      --------      --------       --------
    Total distributions                                    (1.49)        (1.43)        (1.42)         (1.07)
                                                        --------      --------      --------       --------
Offering costs with respect to issuance of shares...          --            --        --               (.07)
                                                        --------      --------      --------       --------
Net asset value, end of period......................    $  15.65      $  15.25      $  10.71       $  11.31
                                                        ========      ========      ========       ========
Market price per share, end of period...............    $13.8125      $  14.00      $ 11.375       $  10.75
                                                        ========      ========      ========       ========
TOTAL INVESTMENT RETURN(a)..........................       8.93%        37.34%        20.61%         (16.55)%+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses, including interest expense......       3.24%         3.91%         5.04%          2.90%#
    Total expenses, excluding interest expense
      (operating expenses)..........................       1.36%         1.44%         1.42%          1.36%#
    Net investment income...........................       9.52%        15.25%        16.70%         10.24%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000).................    $198,140      $193,014      $135,540       $143,159
    Average net assets (000)........................    $211,806      $165,059      $129,516       $151,954
    Portfolio turnover rate.........................        175%           97%          101%            13%
    Asset coverage for Loan outstanding.............        430%          422%          326%           339%
    Weighted average bank loan (000)................    $ 60,000      $ 60,000      $ 60,000       $ 39,934
    Weighted average interest rate on bank loan.....       6.62%         6.80%         7.83%          5.88%#

--------------------------------------------------------------------------------

   * Commencement of investment operations.
 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
   + Based on beginning period price of $14.03 (initial offering price of $15.00 less sales load of $.975)
     and end of period market value of $10.75 per share.
  ++ Net asset value immediately after closing of initial public offering was $13.96.
   # Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Worldwide Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc (the "Fund") at October 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 31, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
December 16, 1997

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

----------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                         NET REALIZED AND
                                                                       CHANGE IN UNREALIZED           NET INCREASE
                                                                        GAINS (LOSSES) ON          (DECREASE) IN NET
                                                 NET INVESTMENT          INVESTMENTS AND         ASSETS RESULTING FROM
                                                     INCOME             FOREIGN CURRENCIES             OPERATIONS
                                                 --------------        --------------------      ---------------------
                                  TOTAL                      PER                       PER                        PER
       QUARTERLY PERIOD           INCOME         AMOUNT     SHARE        AMOUNT       SHARE         AMOUNT       SHARE
-----------------------------------------------------------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994..........  $  855,302     $  666,958   $.053     $    651,408   $  .051     $  1,318,366   $  .104
February 1, 1994
 to April 30, 1994............   3,755,934      3,068,100    .242      (30,047,353)   (2.374)     (26,979,253)   (2.132)
May 1, 1994
 to July 31, 1994.............   5,659,468      4,838,529    .382       (4,196,038)    (.332)         642,491      .050
August 1, 1994
 to October 31, 1994..........   6,377,379      4,396,866    .347          611,672      .048        5,008,538      .395
November 1, 1994
 to January 31, 1995..........   6,109,343      4,500,735    .356      (54,531,478)   (4.308)     (50,030,743)   (3.952)
February 1, 1995
 to April 30, 1995............   6,621,361      5,010,043    .396       31,740,675     2.508       36,750,718     2.904
May 1, 1995
 to July 31, 1995.............   7,260,442      5,647,319    .446        9,571,130      .756       15,218,449     1.202
August 1, 1995
 to October 31, 1995..........   8,164,877      6,466,109    .511        1,986,368      .157        8,452,477      .668
November 1, 1995
 to January 31, 1996..........   7,973,433      6,446,891    .509       35,190,168     2.780       41,637,059     3.290
February 1, 1996
 to April 30, 1996............   7,977,538      6,270,053    .495       (8,530,399)    (.674)      (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996.............   7,736,752      6,151,223    .486        4,345,548      .343       10,496,771      .829
August 1, 1996
 to October 31, 1996..........   7,933,368      6,299,516    .498       19,336,837     1.528       25,636,353     2.026
November 1, 1996
 to January 31, 1997..........   7,325,883      5,660,634    .447       19,679,979     1.555       25,340,613     2.002
February 1, 1997
 to April 30, 1997............   6,653,671      4,990,215    .394       (8,834,602)    (.698)      (3,844,387)    (.304)
May 1, 1997
 to July 31, 1997.............   6,531,327      4,820,659    .381       24,275,638     1.918       29,096,297     2.299
August 1, 1997
 to October 31, 1997..........   6,519,795      4,699,606    .371      (31,370,200)   (2.478)     (26,670,594)   (2.107)

                                   DIVIDENDS AND
                                   DISTRIBUTIONS          SHARE PRICE
                                   -------------          -----------
                                                PER
       QUARTERLY PERIOD            AMOUNT      SHARE     HIGH      LOW
--------------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994..........            --      --     $15 1/8  $ 15
February 1, 1994
 to April 30, 1994............  $  4,509,103   $.356      15 1/8    12
May 1, 1994
 to July 31, 1994.............     4,509,103    .356      13 1/2    11 1/8
August 1, 1994
 to October 31, 1994..........     4,509,103    .356      12 5/8    10 3/4
November 1, 1994
 to January 31, 1995..........     4,509,103    .356      11 3/4     9 1/4
February 1, 1995
 to April 30, 1995............     4,509,103    .356      11 1/8     9 3/8
May 1, 1995
 to July 31, 1995.............     4,509,105    .356      11 3/4    10 3/4
August 1, 1995
 to October 31, 1995..........     4,509,105    .356      11 5/8    11
November 1, 1995
 to January 31, 1996..........     4,509,110    .356      13 3/8    11 1/8
February 1, 1996
 to April 30, 1996............     4,509,109    .356      13 1/2    12 1/8
May 1, 1996
 to July 31, 1996.............     4,509,113    .357      13 3/8    12 5/8
August 1, 1996
 to October 31, 1996..........     4,509,111    .356      14 1/4    13 1/4
November 1, 1996
 to January 31, 1997..........     5,268,534    .416      13 7/8    14 7/8
February 1, 1997
 to April 30, 1997............     4,509,110    .356      14        15 1/4
May 1, 1997
 to July 31, 1997.............     4,509,104    .356      16 3/16   14 5/8
August 1, 1997
 to October 31, 1997..........     4,509,104    .356      16 3/16   13 9/16

--------------------------------------------------------------------------------

* Commencement of investment operations.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

(ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

---------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK

      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

MICHAEL S. HYLAND

      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

--------
OFFICERS

MICHAEL S. HYLAND

      Chairman and President

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

NOEL DAUGHERTY

      Secretary

JENNIFER MUZZEY

      Assistant Secretary

----------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

--------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
--------------------------------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Fund shares.
--------------------------------------------------------------------------------

              ------------------------------------------------------------------
                                                    SALOMON BROTHERS

                                                    WORLDWIDE INCOME FUND INC

                                                   ANNUAL REPORT
                                         ---------------------------------------
                                                   OCTOBER 31, 1997

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT

                                               ---------------------------------

                                                           ---------------------
AMERICAN STOCK TRANSFER & TRUST COMPANY                          BULK RATE
40 WALL STREET                                                  U.S. POSTAGE
NEW YORK, NEW YORK 10005                                            PAID
                                                             STATEN ISLAND, NY
                                                                 PERMIT NO.
                                                                    169
                                                           ---------------------